UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 18, 2006
IVANHOE ENERGY INC.

(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1

(Address of Principal Executive Office)	(Zip Code)
(604) 688-8323

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets
As previously reported on the Current Report on Form 8-K filed on February 24, 2006, Ivanhoe Energy Inc. (the “Company”), a corporation incorporated under the laws of the Yukon Territory, completed a series of transactions on February 18, 2006 pursuant to an Agreement (the “Agreement”) dated as of February 18, 2006 whereby the Company re-acquired a 40% participating interest in the Kongnan oilfield in Dagang, Hebei Province, China. The material terms of the Agreement were reported in the Company’s initial 8-K.
The acquisition of the participating interest pursuant to the Agreement is considered significant under Rule 3-05 of Regulation S-X of the Securities Act of 1933. This Form 8-K/A amends the initial 8-K to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information which were not included in the initial 8-K pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K.
With the exception of historical information, certain matters discussed in this Form 8-K/A are forward looking statements that involve risks and uncertainties. Certain statements contained in this Form 8-K/A, including statements which may contain words such as “could”, “should”, “expect”, “believe”, “will” and similar expressions and statements relating to matters that are not historical facts are forward-looking statements. Such statements involve known and unknown risks and uncertainties which may cause our actual results, performances or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our goals will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, our ability to raise capital as and when required, the timing and extent of changes in prices for oil and gas, competition, environmental risks, drilling and operating risks, uncertainties about the estimates of reserves and the potential success of heavy-to–light and gas-to-liquids development technologies, the prices of goods and services, the availability of drilling rigs and other support services, legislative and government regulations, political and economic factors in countries in which we operate and implementation of our capital investment program.
The following should be read in conjunction with the Company’s financial statements and pro forma financial information contained herein and in the Form 10-K for the year ended December 31, 2005, along with the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in such Form 10-K, as such discussions may be modified or supplemented by subsequent reports that the Company files with the Securities and Exchange Commission. Any terms used but not defined in the following discussion have the same meaning given to them in the Form 10-K. The unaudited condensed pro forma consolidated financial information included in this Form 8-K/A have been prepared in accordance with generally accepted accounting principles in Canada. The impact of significant differences between Canadian and U.S. generally accepted accounting principles on the unaudited condensed pro forma consolidated financial information is disclosed in Note 3 to the unaudited proforma financial information. Forward looking statements speak only as of the date on which they are made and the Company disclaims any intention or obligation to update or revise any forward looking statement, whether as a result of new information, future events or otherwise.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The following financial statements of are being filed as Exhibit 99.2:
(i)	Report of Independent Registered Chartered Accountants.

(ii)	Schedule of Revenue and Operating Costs Corresponding to a 40% Working Interest in the Dagang field for the year ended December 31, 2005 and for the ten-month period from March 1, 2004 to December 31, 2004.

(iii)	Notes to Schedule of Revenue and Operating Costs Corresponding to a 40% Working Interest in the Dagang field for the year ended December 31, 2005 and for the ten-month period from March 1, 2004 to December 31, 2004.

(iv)	Unaudited Supplementary Disclosures About Oil Production Activities Corresponding to a 40% Working Interest in the Dagang Field for the year ended December 31, 2005 and for the ten-month period from March 1, 2004 to December 31, 2004.
(b) Pro Forma Financial Information
The following pro forma financial information is being filed as Exhibit 99.3:
(i)	Unaudited Condensed Pro Forma Consolidated Balance Sheet as at December 31, 2005.

(ii)	Unaudited Condensed Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005.

(iii)	Notes to the Unaudited Condensed Pro Forma Consolidated Balance Sheet and Statement of Operations.

(c) Exhibits
10.1	Farm-out Agreement dated January 18, 2004 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company (Incorporated by reference to Exhibit 10.22 of Form 10-K filed with the Securities and Exchange Commission on March 15, 2004).

10.2	Terms of Agreement – Conversion of Participating Interest by Richfirst dated February 18, 2006 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company. (Incorporated by reference to Exhibit 10.2 of Form 8-K filed with the Securities and Exchange Commission on February 24, 2006).

23.1	Consent of Deloitte & Touche LLP, independent registered chartered accountants of the Company.

99.1	Press Release dated February 21, 2006 announcing the acquisition of Richfirst’s participating interest in the Dagang enhanced oil recovery project. (Incorporated by reference to Exhibit 99.1 of Form 8-K filed with the Securities and Exchange Commission on February 24, 2006).

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
Date: May 1, 2006	By:	/s/ Gordon Lancaster
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
10.1	Farm-out Agreement dated January 18, 2004 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company (Incorporated by reference to Exhibit 10.22 of Form 10-K filed with the Securities and Exchange Commission on March 15, 2004).

10.2	Terms of Agreement – Conversion of Participating Interest by Richfirst dated February 18, 2006 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company. (Incorporated by reference to Exhibit 10.2 of Form 8-K filed with the Securities and Exchange Commission on February 24, 2006).

23.1	Consent of Deloitte & Touche LLP, independent registered chartered accountants of the Company.

99.1	Press Release dated February 21, 2006 announcing the acquisition of Richfirst’s participating interest in the Dagang enhanced oil recovery project. (Incorporated by reference to Exhibit 99.1 of Form 8-K filed with the Securities and Exchange Commission on February 24, 2006).

99.2	Financial statements listed in Item 9.01(a).

99.3	Pro forma financial information listed in Item 9.01(b).